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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         August 21, 2007
                                                         (August 20, 2007)
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Ohio                        1-8399                     31-1189815
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio                          43085
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:        (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 20, 2007, Worthington Industries, Inc. announced that the Worthington Steel business segment ("Worthington Steel"), had signed agreements related to the formation of joint ventures which will operate facilities in Slovakia and
Mexico:

     o The Magnetto Group: Worthington Steel will join with The Magnetto Group to form a joint venture to operate a steel processing facility in Kosice, Slovakia. The transaction is expected to close in September 2007 with operations beginning shortly thereafter. The joint venture will perform Class 1 steel processing services such as slitting, blanking and cutting-to-length for customers throughout central Europe.

     o Serviacero Planos: Worthington Steel will acquire a 50% interest in privately-held Serviacero Planos. The joint venture, to be known as Serviacero Worthington, will own and operate two existing Serviacero Planos steel service centers in Leon and Queretaro in central Mexico, offering steel processing services such as slitting, multi-blanking and cutting-to-length to automotive, appliance and electronics related customers.

Item 9.01. Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d)  Exhibits:

Exhibit No.   Description
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99.1           News Release issued by Worthington Industries, Inc. on August 20,
               2007 related to formation of European steel processing joint venture.

99.2 News Release issued by Worthington Industries, Inc. on August 20, 2007 related to the formation of Mexican steel processing joint venture.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WORTHINGTON INDUSTRIES, INC.


Date: August 21, 2007
                                              By: /s/ Dale T. Brinkman
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                                                  Dale T. Brinkman,
                                                  Vice President-Administration,
                                                  General Counsel & Secretary